UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2007

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31265	93-0987903
(Commission File No.)	(IRS Employer Identification No.)

3165 Porter Drive

Palo Alto, California 94304

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 845-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported by Telik, Inc. (“Telik”) on its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 5, 2007, the U.S. Food and Drug Administration (“FDA”) placed a clinical hold on Telik’s Investigational New Drug application for TELCYTA® (canfosfamide HCl, TLK286), which was later converted to a partial hold as reported by Telik on its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2007. On October 15, 2007, Telik announced that the partial clinical hold on TELCYTA has been removed by the FDA, following a complete review of TELCYTA data by the agency, permitting Telik to resume its clinical development of TELCYTA. The foregoing description is qualified in its entirety by reference to Telik’s press release dated October 15, 2007, announcing such determination of the FDA. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

99.1	Press Release, dated October 15, 2007, entitled “FDA Removes Partial Hold on TELCYTA Clinical Development.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

Dated: October 16, 2007
	By:	/s/ William P. Kaplan
William P. Kaplan
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1	Press Release, dated October 15, 2007, entitled “FDA Removes Partial Hold on TELCYTA Clinical Development.”